EXHIBIT 10.2






CLASS A CONFIRMATION

                              Confirmation to the
                  1992 ISDA Master{reg-trade-mark} Agreement
                    relating to the Class A Swap Agreement
                              Dated  8 April 2003

GRACECHURCH CARD FUNDING (NO. 3) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 3) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of 8 April 2003, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Party A:                          Barclays Bank PLC

      Party B:                          Gracechurch Card Funding (No. 3) PLC

      Trade Date:                       [{circle}] March 2003

      Effective Date:                   8  April  2003; provided, however, that
                                        effectiveness   is   subject   to   the
                                        issuance  of  the Notes and the receipt
                                        by the Series 03-1  Issuer  on or prior
                                        to   8   April  2003  of  unconditional
                                        confirmation  that upon issue the Class
                                        A Notes will be  rated  Aaa  by Moody's
                                        and AAA by Standard & Poor's.

      Termination Date:                 15 March 2008,  subject to adjustment in
                                        accordance  with the Following  Business
                                        Day

                                        Convention, and subject to adjustment in accordance with Section 3.3 below

      Business Days for USD:            A day other than  a  Saturday, a Sunday
                                        or a day on which banking  institutions
                                        in  London,  England  or New York,  New
                                        York are authorised or  obliged  by law
                                        to be closed

      Business Days for GBP:            Any day other than a Saturday, a Sunday
                                        or  a day on which banking institutions
                                        in London,  England  or  New  York, New
                                        York are authorised or obliged  by  law
                                        to be closed

      Calculation Agent                 Party A

      INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

      Party A Initial Exchange Amount:  GBP [{circle}]

      Party A Initial Exchange Date:    Effective Date

      Party A Final Exchange Amount:    Party   A   Currency   Amount   on  the
                                        Termination Date

      Party A Final Exchange Date:      Termination Date

      Party B Initial Exchange Amount:  USD  [{circle}]

      Party B Initial Exchange Date:    Effective Date

      Party B Final Exchange Amount:    Party   B   Currency   Amount   on  the
                                        Termination Date

      Party B Final Exchange Date:      Termination Date

      PARTY A FLOATING RATE AMOUNTS

      Party A Floating Rate Payer:      Party A

      Party A Currency Amount:          USD  900,000,000 (subject to adjustment
                                        during the Redemption Period as set out
                                        herein)

      Party A Floating Rate Payer
      Period End Dates:                 The 15th  day  of  each  calendar month
                                        from and including 15 June  2003 to and
                                        including the Termination Date, in each
                                        case    subject    to   adjustment   in
                                        accordance with the  Following Business
                                        Day Convention

      Party A Floating Rate Payer
      Payment Dates:                    Each Party A Floating Rate Payer Period
                                        End  Date.   Party  A  will  provide  a
                                        clearing system notice as to the amount
                                        to  be  paid on each Party  A  Floating
                                        Rate Payer Payment Date 2 Business Days
                                        prior to  each  such  Party  A Floating
                                        Rate Payer Payment Date

      Party A Floating Rate Option:     LIBOR   for   USD   as   calculated  in
                                        accordance  with  Condition  5  of  the
                                        Conditions for the  Notes, provided for
                                        the first Calculation  Period the Party
                                        A  Floating  Rate  Option shall  be  an
                                        interpolated  rate for  two  and  three
                                        month  LIBOR calculated  in  accordance
                                        with Condition  5 of the Conditions for
                                        the  Notes; and provided  further  that
                                        any reference  to  "London Banking Day"
                                        in the Agreement shall  not be utilised
                                        in  calculating  the Party  A  Floating
                                        Rate  Option in respect  of  any  Reset
                                        Date and  shall  be  read  instead as a
                                        reference   to   "quotation  date"   as
                                        defined   in   Condition   5   of   the
                                        Conditions for the Notes

      Calculation Periods for Party A
      Floating Rate Amounts:            Each period from,  and  including,  the
                                        Party  A Floating Rate Payer Period End
                                        Date  to,   but   excluding,  the  next
                                        following Party A Floating  Rate  Payer
                                        Period End Date, provided that (a)  the
                                        first such Calculation Period for Party
                                        A  Floating Rate Amounts shall be from,
                                        and  including,  the Effective Date to,
                                        but excluding 15 June  2003 and (b) the
                                        last such Calculation Period  for Party
                                        A  Floating Rate Amounts shall end  on,
                                        but exclude, the Termination Date

      Designated Maturity:              1 month

      Spread:                           [{circle}]%

      Party A Floating Rate
      Day Count Fraction:               Actual/360  as calculated in accordance
                                        with Condition  5 of the Conditions for
                                        the Notes

      Reset Dates:                      First day of each Calculation Period

      PARTY B FLOATING RATE AMOUNTS

      Party B Floating Rate Payer:      Party B

      Party B Currency Amount:          GBP [{circle}] (subject  to  adjustment
                                        during the Redemption Period as set out
                                        below)

      Party B Floating Rate Payer
      Period End Dates:                 The  15th  day  of  each  March,  June,
                                        August  and  November  to and including
                                        the  Termination  Date,  in  each  case
                                        subject  to  adjustment  in  accordance
                                        with:  (a)  the Following Business  Day
                                        Convention,  and   (b)  the  Redemption
                                        Period  as  set  out  below  (following
                                        which the Party B Floating  Rate  Payer
                                        Period  End  Date  shall be the Amended
                                        Party B Floating Rate  Payer Period End
                                        Date)

      Party B Floating Rate Payer
      Payment Dates:                    15  June 2003 and thereafter  the  15th
                                        day  of  each  calendar  month  to  and
                                        including the Termination Date, in each
                                        case   subject    to    adjustment   in
                                        accordance with the Following  Business
                                        Day Convention

      Party B Floating Rate Option:     GBP-LIBOR-BBA  calculated in accordance
                                        with  the  Series  03-1  Class  A  Debt
                                        Amount,  and  utilising  the  Moneyline
                                        Telerate   Page    specified   therein,
                                        provided that in respect  of  the first
                                        Calculation Period the Party B Floating
                                        Rate   Option   shall   be   a   linear
                                        interpolation   of   the  GBP-LIBOR-BBA
                                        rates for the first Calculation  Period
                                        and  calculated in accordance with  the
                                        Series 03-1 Class A Debt Amount

      Calculation Periods for Party B
      Floating Rate Amounts:            Each period  from,  and  including, one
                                        Party B Floating Rate Payer  Period End
                                        Date   to,   but  excluding,  the  next
                                        following Party  B  Floating Rate Payer
                                        Period  End  Date,  provided  that  the
                                        first such Calculation Period for Party
                                        B Floating Rate Amounts  shall be from,
                                        and including, the Effective  Date  to,
                                        but  excluding,  15  June 2003, (b) the
                                        last such Calculation  Period for Party
                                        B Floating Rate Amounts  shall  end on,
                                        but exclude, the Termination Date

      Designated Maturity:              In respect of (a) the first Calculation
                                        Period, the period from (and including)
                                        the Effective

                                        Date to (but  excluding)  15 June  2003;
                                        (b) Calculation  Periods  thereafter,  3
                                        months (subject to adjustment during the Redemption Period as set out below)

      Spread:                           [{circle}]%

      Party B Floating Rate
      Day Count Fraction:               A fraction, the numerator of  which  is
                                        the  actual  number  of  days  in  such
                                        Calculation  Period and the denominator
                                        of which is 365  (or 366 in the case of
                                        any Calculation Period ending in a leap
                                        year) as calculated  in accordance with
                                        the  interest  rate applicable  to  the
                                        Series 03-1 Class A Debt Amount

      Reset Dates:                      First day of each Calculation Period

3.    DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2    INTEREST DEFERRAL:

(A) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (for Series 03-1 Class A) and hence the amount of Party B Available Funds for Series 03-1 Class A) is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 03-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 03-1 Distribution Account) on the related Distribution Date in respect of the Class A Monthly Finance Amount (provided that, for the avoidance of doubt), MTN Issuer Available Funds (Series 03-1 Class A) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 03-1 CLASS A)" means, in relation to any Party B

       Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 03-1 Class A) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-1 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                  Deferred Interest Amount
             -----------------------------------------------
             Aggregate Party B Payment Amount

       The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 03-1 Class A) and hence any Party B Make-up Funds (Series 03-1 Class A) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

       Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 03-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 03-1 Distribution Account in respect of either of the following:
       (a) the Class A Deficiency Amount (if and to the extent that the same is attributable to the Class A Monthly Finance Amount for any earlier Distribution Date); and (b) the Class A Additional Finance Amount (if and to the extent that the same is attributable to the Class A Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 03-1 Class
       A) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 03-1 CLASS A)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series

       03-1 Class A) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-1 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                  Additional Party B Amount
             -----------------------------------------------
                 Aggregate Party B Payment Amount

3.3   REDEMPTION PERIOD.

      On the earliest to occur of (a) the Series 03-1 Scheduled Redemption Date in the event that the Series 03-1 Class A Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

      The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in April 2010, and (b) the date upon which the Series 03-1 Class A Debt Amount is redeemed in full.

      From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

      During the Redemption Period:

      (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this
            Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

      (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

       During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 03-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 03-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 03-1 Issuer Account and referable to the Series 03-1 Class A Debt Amount and credited to the Class A Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

       During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 03-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 03-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

       A = the Party A Currency Amount calculated on the Effective Date

       B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

       C = the Party B Currency Amount calculated on the Effective Date.

       On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

4.    ACCOUNT DETAILS

Account for Payments to Party A in GBP:Barclays Bank PLC
                                       SWIFT: BARCGB22
                                       Sort code: 20-00-00
                                       Beneficiary: Barclays Swaps
                                       Beneficiary Account: 00152021
Account for Payments to Party A in USD Barclays Bank PLC NY
                                       SWIFT: BARCUS33
                                       Beneficiary: Barclays Swaps and Options Group NY
                                       Beneficiary Account: 050-01922-8
Account for Payments to Party B in GBP:Barclays Bank PLC
                                       Sort code: 20-19-90
                                       Account number: [{circle}]


                                       8

Account for Payments to Party B in USD:Barclays Bank PLC
                                       Sort code: 20-19-90
                                       Account number: [{circle}]

5.    CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

      Barclays Bank PLC
      Attention:           Derivatives Director, Legal Division (marked urgent)
      Telephone:           +44 20 7773 2224
      Fax No:              +44 20 7773 4932

6.    GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                             BARCLAYS BANK PLC

                             By:

                             Title: Authorised Signatory

                             Confirmed as of the date first written:



                             GRACECHURCH CARD FUNDING (NO. 3) PLC

                             By:
                             Per pro SFM Directors (No.  3) Limited, as Director
                             Title: Authorised Signatory

                                                                   EXHIBIT 10.2





                                   SCHEDULE
                                   TO THE
                  1992 ISDA MASTER{reg-trade-mark} AGREEMENT
                           DATED AS OF 8 APRIL 2003
                                    BETWEEN

                               BARCLAYS BANK PLC
                                  ("PARTY A")
                                      AND
                     GRACECHURCH CARD FUNDING (NO. 3) PLC
                                  ("PARTY B")
                                      AND
                      THE BANK OF NEW YORK, LONDON BRANCH
                                  ("PARTY C")


1.    TERMINATION PROVISIONS
      (a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:
           Section 5(a)(v), None Specified
           Section 5(a)(vi), None Specified
           Section 5(a)(vii), None Specified
           Section 5(b)(iv), None Specified
           and in relation to Party B for the purpose of
           Section 5(a)(v), None Specified
           Section 5(a)(vi), None Specified
           Section 5(a)(vii), None Specified
           Section 5(b)(iv), None Specified

      (b)  "SPECIFIED TRANSACTION" has the meaning specified in Section 14.

      (c) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will not apply to Party B.

           The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party B.

           The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to Party B.

           The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party A and Party B.

           The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and Party B.

           The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and Party B.

      (d) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and Party B.

      (e)  PAYMENTS   ON  EARLY  TERMINATION.   "Second  Method"  and   "Market
           Quotation" will apply for the purpose of Section 6(e) of this Agreement.

      (f)  "TERMINATION CURRENCY" means GBP.

      (g) The "TAX EVENT" provisions of Section 5(b)(ii) (and accordingly 5(b)(iii)) will not apply to Party A and Party B.

      (h)  ADDITIONAL  TERMINATION EVENT will apply.   Each  of  the  following
           shall constitute an Additional Termination Event.

           (i) EVENT OF DEFAULT

               An Event of Default under the Conditions occurs and The Bank of New York, London Branch, in its capacity as trustee (the "NOTE TRUSTEE"), gives notice that the notes (the "NOTES") issued by the Party B pursuant to the Trust Deed (as defined below) are due and repayable as provided in Condition 9 of the Conditions (in which event Party B shall be the Affected Party).

           In the case of the Additional Termination Event described in sub-paragraph (i) above, the provisions of Section 6(b)(iv) shall be modified to provide that Party B will, by not more than 20 days notice to Party A, and provided that the Additional Termination Event is then continuing, designate as the day which is the day such notice by the Note Trustee declaring the Notes due and repayable is effective as an Early Termination Date in respect of all Affected Transactions.

           (ii)WITHHOLDING TAX EVENT

               In the event that there is a withholding tax imposed (1) in relation to the Issuer's payments under the Notes; (2) in relation to any payments to Party B under the Series 03-1 MTN Certificate; (3) in relation to Party B's payments under this Agreement, (4) in relation to Party A's payments under this Agreement (following the expiration of a period of 30 days from Party B or the Note Trustee becoming aware of the imposition of such withholding tax and notwithstanding Party A's obligations in relation to Section 6(b)(ii)(2) of this Agreement).

           In the case of the Additional Termination Event described in sub-paragraph (ii) above, Party A shall be the Affected Party.



           (iii)FAILURE TO COMPLY WITH OBLIGATIONS SET OUT IN SECTION 5(M) (OTHER PROVISIONS)

               In the event that failure by  Party  A to comply with or perform
               any   agreement   or  obligation  under  Section   5(m)   (Other
               Provisions) below.

           In the case of the Additional Termination Event described in sub-paragraph (iii) above, Party A shall be the Affected Party and provided that payment of any termination payment under this Additional Termination Event shall be subject to Section 5(m) (Other Provisions) below and to the Trust Deed and the Deed of

           Charge which provide for the subordination of such termination payment in accordance with the terms thereof.

2.    TAX REPRESENTATIONS

      (a)  PAYER REPRESENTATIONS

           For the purpose of Section 3(e) of this Agreement, each of Party A and Party B make the representations specified below:

               It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not delivery a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      (b)  PAYEE REPRESENTATIONS

           For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below:

               Party  A  makes  the following representation:   It  is  a  bank
               organised under the laws of England and Wales.

               Party B makes the  following  representation:   It  is a company
               duly incorporated under the laws of England and Wales.

3.    AGREEMENT TO DELIVER DOCUMENTS

      For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents as applicable:

      (a)  Tax forms, documents or certificates to be delivered are:

  PARTY                   FORM/DOCUMENT/CERTIFICATE                                           DATE BY
REQUIRED                                                                                    WHICH TO BE
   TO                                                                                        DELIVERED
 DELIVER
DOCUMENT
-----------------------------------------------------------------------------------------------------------------
Party         Any document  required  or  reasonably requested to allow the
              other party to make payments under the Agreement without                       Promptly
A/Party B     any deduction or withholding  for or on account of any Tax,                    upon the
              or with                                                                        earlier of
                                                                                             (i) reasonable
                                                                                             demand by
                                                                                             the other
                                                                                             party and
                                                                                            (ii) learning that
                                                                                             the form or
                                                                                             document is required
------------------------------------------------------------------------------------------------------------------

                                       3

  PARTY                   FORM/DOCUMENT/CERTIFICATE                                           DATE BY
REQUIRED                                                                                    WHICH TO BE
   TO                                                                                        DELIVERED
 DELIVER
DOCUMENT
-----------------------------------------------------------------------------------------------------------------

              such deduction or withholding at a reduced rate,
              or to enable the relevant  party  to claim back or be
              refunded for any amount of Tax so withheld
              or deducted where such relevant party received a payment
              under this Agreement net of such Tax
-----------------------------------------------------------------------------------------------------------------


      (b)  Other documents to be delivered are:

  PARTY                                    FORM/DOCUMENT/CERTIFICATE                                  DATE BY WHICH     COVERED BY
REQUIRED                                                                                                  TO BE        SECTION 3(D)
   TO                                                                                                   DELIVERED     REPRESENTATION
 DELIVER
DOCUMENT
Party      Certificate or other documents evidencing the authority of the party entering into this      At the            Yes
A/Party B  Agreement and the persons acting on behalf of such party (including any incumbency           execution of
           certificates delivered in connection with the execution of the Trust Deed)                   this
                                                                                                        Agreement,
                                                                                                        and, if a
                                                                                                        Confirmation
                                                                                                        so requires
                                                                                                        it on or
                                                                                                        before the
                                                                                                        date set
                                                                                                        forth therein
Party       Legal Opinions in the form reasonably acceptable to the other party                         At the             No
A/Party B                                                                                               execution of
                                                                                                        this
                                                                                                        Agreement
Party B     A duly executed copy of the Trust Deed                                                      Upon               No
                                                                                                        execution of
                                                                                                        this
                                                                                                        Agreement
Party A     Evidence reasonably satisfactory to the other party as to the due authorisation by such     Upon              Yes
and Party   Partyor any Credit Support Provider of such Party, as the case may be, of the signatory     execution of
B           to this Agreement, each Confirmation and any Credit Support Document, as the case may be    this
                                                                                                        Agreement


4.    MISCELLANEOUS

      (a)  ADDRESSES  FOR  NOTICES:  For  the  purpose of Section 12(a) of this
           Agreement:

           Addresses for notices or communications to Party A:

           For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

           Address:        5 The North Colonnade
                           Canary Wharf
                           London E14 4BB
           Attention:      Derivatives Director, Legal Division (marked urgent)
           Fax No.:        +44 20 7773 4932
           Telephone:      +44 20 7773 2224

           Address for notices or communications to Party B:

           Address:       Gracechurch Card Funding (No. 3) PLC
                          54 Lombard Street
                          London EC3P 3AH
           Attention:     The Directors
           Fax No.:       +44 870 242 2733

      (b)  OFFICES.   The Provisions  of  Section  10(a)  will  apply  to  this
           Agreement.

      (c)  MULTIBRANCH PARTY.  For the purpose of Section 10:

           Party A is not a Multibranch Party.

           Party B is not a Multibranch Party.

      (d)  CALCULATION AGENT.  The Calculation Agent is Party A.

      (e)  CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

           Party A: None

           Party B:  None

      (f)  CREDIT SUPPORT PROVIDER.

           Party A: Not applicable

           Party B:  Not applicable

      (g)  GOVERNING  LAW.   This  Agreement  and  each  Confirmation  will  be
           governed by and construed in accordance with the laws of England.

      (h) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

5.    OTHER PROVISIONS

      (a) Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other party for or on account of any Tax, and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

      (b)  Section 6(b)(ii) is hereby amended to read as follows:

           Transfer of Rights and Obligations.

           (1)If an Illegality under Section 5(b)(i)(1) occurs and there is only one Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to (A) in the case of Party A, another of its Offices or Affiliates and (B) in the case of Party B, another of its Offices or Affiliates, if any, or another company so that such Termination Event ceases to exist. If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i). Any such transfer by a party under this Section 6(b)(ii)(1) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

           (2)If Party A, on the occasion of the next date for payment in respect of this Agreement, would be required by any relevant
             taxing   authority  or  court  of  competent  jurisdiction  or  by
             operation of law to withhold or account for any Tax, Party A shall forthwith upon becoming aware of such circumstance so inform Party B and the Note Trustee and shall use its best endeavours (which will not require such Party A to incur a loss, excluding immaterial, incidental expenses) to arrange the substitution of an Affiliate incorporated in another jurisdiction in the place of Party A under this Agreement or to change the Office through which it acts under this Agreement, but not so as in any event to (1) result in the ratings of the Notes by Moody's Investors Service, Inc. ("MOODY'S") or Standard & Poor's Ratings Services, a division of the McGraw Hill Inc. group of companies ("STANDARD & POOR'S") to be reduced or adversely affected by reference to the ratings
             which   would   otherwise  have  applied  to  the  Notes  if  such
             circumstances described in this paragraph had not occurred or (2) otherwise prejudice the position of Party B under this Agreement. If Party A is unable to arrange such substitution or change, Party A shall so inform Party B and the Note Trustee and shall use its best endeavours (which will not require Party A to incur a loss,
             excluding   immaterial,   incidental   expenses)  to  arrange  the
             substitution of a company incorporated in another jurisdiction in the place of Party A under this Agreement, but not so as in any event to (x) result in the ratings of the Notes by Moody's or Standard & Poor's to be reduced or adversely affected by reference to the ratings which would otherwise have applied to the Notes if such circumstance described in this paragraph had not occurred or (y) otherwise prejudice the position of Party B under this Agreement.

           No transfer or substitution pursuant to this Section 6(b)(ii) shall occur unless and until the Note Trustee has received the written affirmation of each of Standard & Poor's and Moody's that such transfer or substitution shall not adversely affect the then-current ratings of the Notes.

      (c) Section 6(d)(i) is hereby amended to read in its entirety as follows:

           STATEMENT On or as soon as reasonably practicable following the occurrence of an Early Termination Date, the Calculation Agent shall make computations of the amounts owing pursuant to Section 6(e) and will provide to each party a statement (1) showing, in reasonable detail, such calculations and specifying the net amount payable by the applicable party pursuant to Section 6(e) and (2) giving details of the relevant account to which any amount payable is to be paid.

      (d)  Section 7 is hereby amended to read in its entirety as follows:

           Except as stated under Section 6(b)(ii), as provided in the Schedule or as provided in this Section 7, and except for the assignment by way of security in favour of The Bank of New York, London Branch under the trust deed dated 8 April 2003 (including any supplement thereto) (collectively, the "TRUST DEED") between Party B and The Bank of New York, London Branch, neither Party A nor Party B is permitted to assign, novate or transfer as a whole or in party any of its rights, obligations or interests under this Agreement. Party A may transfer its rights and obligations under this Agreement (but, not its rights only) to another of Party A's Offices, branches or Affiliates (the "TRANSFEREE") on ten Business Days' prior written notice, provided that (i) Party A delivers an opinion of independent counsel of recognised standing in form and substance satisfactory to Party B (or, following the security becoming enforceable as described in the Conditions, the Note Trustee on behalf of Party B) and the Note Trustee confirming that as at the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement, (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iii) the Note Trustee has received written affirmation of Standard & Poor's and Moody's (or their successors) that such transfer shall not adversely affect the then-current ratings of the Notes. Party B may transfer is rights and obligations under this Agreement (but not its rights only) to any other body corporate which has been duly substituted as the holder of the Series 03-1 MTN Certificate.

      (e) ADDITIONAL REPRESENTATIONS Section 3 is hereby amended by adding at the end thereof the following Subparagraph:

           (i) It is entering into this Agreement, any Credit Support Document to which it is a party and any other documentation relating to this Agreement as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (f) RELATIONSHIP BETWEEN PARTIES Each party will be deemed to represent to the other party on the date on which it enters into this Agreement that (absent a written agreement between the parties duly executed by each of them that expressly imposes affirmative obligations to the contrary);

           (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement; it being understood that information and explanations related to the Conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

           (ii)ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of an understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement. It is also capable of assuming, and assumes, the risks of this Agreement.

           (iii)STATUS  OF  PARTIES.   The  other  party  is  not  acting  as a
               fiduciary for or as adviser to it in respect of this Agreement.

      (g)  AMENDMENTS.   Section  9(b)  of  this Agreement is hereby amended to
           read:

           AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing and executed by each of the parties and approved by the Note Trustee; provided, however, that all such amendments, modifications or waivers shall require the written affirmation of each of Standard & Poor's and Moody's that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Notes.

      (h)  NON-PETITION AND LIMITED RECOURSE.

           (i) Only The Bank of New York, London Branch may pursue the remedies available under the general law or under this Agreement, the Trust Deed and the Series 03-1 MTN Certificate to enforce the rights of Party A, and Party A shall not be entitled to proceed directly against Party B unless The Bank of New York, London Branch, having become bound to proceed in accordance with the terms of the Trust Deed, fails or neglects to do so within a reasonable period and such failure or neglect is continuing provided always that, for the avoidance of doubt, the foregoing shall not prevent Party A from exercising any right to terminate this Agreement pursuant to the provisions hereof.

           (ii)Notwithstanding any other provision of this Agreement, Party A agrees to be bound by the provisions of the Trust Deed and the Deed of Charge. After realisation of the Security created under the Deed of Charge and distribution of the net proceeds thereof in accordance with the Deed of Charge, Party A may not take any further steps against Party B or any of its assets and all claims of the Party B under this Agreement against Party B in respect of any sum unpaid shall be extinguished

           (iii)In particular, Party A shall not be entitled to petition or take any other step for the winding-up of Party B or for the purpose of commencing or sustaining a case against Party B under any bankruptcy, insolvency, conservatorship, receivership or similar law or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Party B or any substantial part of its property, provided that the Note Trustee and/or Party A may prove or lodge a claim in the liquidation of Party B initiated by another party and provided further that the Note Trustee and Party A may take proceedings to obtain a declaration or similar judgment order as to the obligations and liabilities of Party B under this Agreement.

      (i) ADDITIONAL DEFINITIONS. Terms defined or referred to in each of the Trust Deed; the Security Trust Deed and MTN Cash Management Agreement (the "SECURITY TRUST DEED") dated 23 November 1999 (as amended) between, among others, Barclaycard Funding PLC and The Bank of New York; the Series 03-1 MTN Supplement (the "MTN SUPPLEMENT") dated 8 April 2003 between, among others, Barclaycard Funding PLC and The Bank of New York; and the Series 03-1 MTN Certificate shall bear the same respective meanings herein.

      (j) INTEREST RATE AND CURRENCY EXCHANGES DEFINITIONS. Reference is hereby made to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "DEFINITIONS"), which are incorporated by reference herein.

      (k)  Section 2(b) is hereby amended to read in its entirety as follows:

           CHANGE OF ACCOUNT. Party A may change its account for receiving payment or delivery by giving notice to Party B at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applied unless Party A gives timely notice of a reasonable objection to such change.

      (l) PAYMENTS FROM PARTY B. Notwithstanding anything contained in this Agreement to the contrary, any amount required to be paid by Party B pursuant to this Agreement will be paid in accordance with the priority of payments provided in the Trust Deed.

      (m) OPTIONAL TRANSFER AND MAINTAINING RATING OF THE NOTES. If any rating in respect of any of (I) Party A, or (II) any Rating Support (as defined below) is:

           (i) downgraded below the short-term unsecured debt rating of A-1+, or withdrawn by, Standard & Poor's; or

           (ii)downgraded below the long-term unsecured debt rating of Aa3, or withdrawn by, Moody's;

               (either of (i) or (ii) a "PARTY A RATING REDUCTION")

           then, immediately upon such Party A Rating Reduction

           (1) Party A (acting reasonably) shall determine, or either of Standard & Poor's or Moody's shall indicate, that as a direct consequence of such Party A Rating Reduction, the then current rating of the Notes could be adversely affected, then

           (2) Party A shall immediately consult with the relevant rating agency and if such rating agency confirms that as a direct consequence of the Party A Rating Reduction the then rating of the Notes is or will be adversely affected, then

           (3) Party A shall thereupon use its best efforts (subject to the proviso at the end of the last sentence of this subparagraph
           (m)(3)) to assist Party B in ensuring (if necessary) that, within thirty days of such Party A Rating Reduction (with the prior written confirmation of each rating agency (or agencies, as applicable) carrying out the Party A Rating Reduction) all necessary actions are taken to maintain the rating of the Notes at the rating that would subsist but for the Party A Rating Reduction or, in the case of an immediate adverse effect on the rating of the Notes, to restore the rating of the Notes to the rating that existed immediately prior to
           such  Party  A  Rating  Reduction.   These efforts shall include (A)
           obtaining a third party, acceptable to  Party  B,  to  guarantee the obligations of Party A under this Agreement or to whom the obligations under this Agreement may be transferred or (B) posting collateral (and, (1) in the event the Party A Rating Reduction is carried out by Standard & Poor's, such posting of collateral shall be in accordance with the Standard & Poor's interest rate and currency swap criteria dated January 1999 for calculating swap collateral (including all mark-to-market and volatility buffer calculations set forth therein), as such criteria may be amended, supplemented or replaced from time to time and (2) in the event that the Party A Rating Reduction is carried out by Moody's, such posting of collateral shall be undertaken only in accordance with the Moody's Collateral Requirement (as defined below)) or (C) any other action as Party A, in its sole discretion, deems to be reasonably necessary (and any actions resulting in respect of paragraph (A) or
           (C) called "RATING SUPPORT") to assist Party B in maintaining the rating of the Notes or (in the event the Notes have been downgraded) in restoring the rating of the Notes to the rating that existed immediately prior to such Party A Rating Reduction, provided that if Rating Support cannot be completed despite the exercise of Party A's best efforts as outlined above, Party A shall nonetheless post
           collateral  as  specified  in  (B)  above.    Any  collateral posted
           pursuant to subparagraphs (B) or (C) above shall be deposited in an account at an eligible institution (other than Party
           A) in the name of Party B or the Note Trustee and invested in eligible investments at the direction of Party A (such eligible investments to be as specified pursuant to the Standard & Poor's interest rate and currency swap criteria dated January 1999).

           (4) If any rating in respect of Party A is downgraded below the long-term unsecured debt rating of A3 by Moody's, Party A agrees to use its best efforts to obtain a replacement counterparty with a long-term unsecured Moody's debt rating of Aa3 (or such other rating as may be agreed by Moody's) and to transfer to such replacement counterparty all of the rights and obligations of Party A under this Agreement.

           "MOODY'S COLLATERAL REQUIREMENT" means: (i) in the event that the Party A Rating Reduction is in relation to a downgrade below Aa3, 102% of the weekly mark-to-market in relation to the Agreement plus 25 basis points to be calculated as follows: A + (B x C x D) where A=102% of the weekly mark-to-market in relation to this Agreement; B=0.25%; C = the notional amount of the Transactions represented by this Agreement and D = the remaining years to the Termination Date;
           (ii) in the event that the Party A Rating Reduction is in relation to a downgrade below A2, the formula set forth in (i) shall continue to apply except that A shall be amended as follows: A=110% of the weekly mark-to-market in relation to this Agreement.

           For the avoidance of doubt, any failure by Party A in respect of any of the obligations under this subparagraph (m) shall not constitute an "EVENT OF DEFAULT" as defined under the Agreement (but may constitute an Additional Termination Event); however, where this Agreement is terminated (in accordance with its terms) by Party B in relation to a failure by Party A to comply with or perform any agreement or obligation under this subparagraph (m), any termination payment (if any) payable to Party A by Party B in relation to such termination will be subject to the priority of payments set forth in the Trust Deed and the Deed of Charge which provide for subordination of such payment in circumstances where the Agreement has been terminated as a result of a default of Party A.

      (n)  PARI PASSU  The following Section  3(a)(vi)  shall be inserted after
           Section 3(a)(v):

           (iv)Pari Passu. Party A represents and warrants to Party B that its payment obligations hereunder rank and will rank at all times at least pari passu in all respects with all of its unsecured obligations (except for those which are preferred by operation of law).

      (o) SEPARATE AGREEMENTS Section 1(c) (Single Agreement) will be deleted and replaced with the following:

           "Each Transaction is entered into on the basis that this Master Agreement (including the Schedule) is incorporated by reference into the Confirmation relating to that Transaction so that this Master
           Agreement  and  the  relevant  Confirmation   shall  form  a  single
           agreement with respect to that Transaction. This Master Agreement shall not be construed to form a single agreement with two or more Confirmations together unless specific provision to that effect is made in the relevant Confirmation. Accordingly, all references to this "AGREEMENT" mean, with respect to any Transaction, this Master Agreement together with the Confirmation relating to that Transaction. It is understood that the parties would not enter into any Transaction except on the foregoing terms."

      (p) INCONSISTENCY In the event of an inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

           (i) Confirmation;

           (ii)Schedule;

           (iii)Definitions.

      (q) RECORDING OF TELEPHONE CONVERSATIONS. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties. Party A agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

      (r) SEVERABILITY. Any provision of this Agreement which is prohibited (for reasons other than those constituting an illegality) or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless the severance shall substantially impair the benefits of the remaining portions of this Agreement or change the reciprocal obligations of the parties.

      (s) CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Party) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

      IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorised officers as of [3] April 2003 effective as of 8 April 2003.

                                 BARCLAYS BANK PLC


                                 By:



                                GRACECHURCH CARD FUNDING (NO. 3) PLC


                                By:
                                 Per pro SFM Directors (No. 2) Limited, as
                                Director

Party C is a party to this Agreement to take the benefit of the provisions herein and Party
C will not be assuming any obligations under this Agreement other than pursuant to Part 5(m) of this Schedule in the event that any Rating
Support collateral is posted to an account in the name of Party C or to an account in the name of Party B where such account is charged in favour of Party C:

THE BANK OF NEW YORK, LONDON BRANCH

By:



       Title: